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                                  EXHIBIT 10.9
                         CONTRACT DATE SEPTEMBER 1, 1995
                       BETWEEN THE COMPANY AND CASA BAHIA

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       PRIVATE DEED OF AGREEMENT FOR PURCHASE AND SALE OF GOODS, ASSEMBLY
                     SERVICE RENDERING AND TECHNICAL SUPPORT

         Through this Private Deed of Agreement for Purchase and Sale, Assembly Service Rendering and Technical Support, CASA BAHIA COMERCIAL LTDA., a company headquartered in the city of Sao Caetano do Sul, State of Sao Paulo, Av. Conde Francisco Matarazzo, 100, Taxpayer under C.G.C. No 59,291,534/0001-67, herein represented by its attorney, Mr. Michael Klein, Brazilian, divorced, financial manager, bearer of the ID Card RG No 4,697,446 and taxpayer under CPF No 498,139,868-91, hereinafter called CASA BAHIA; BAHIATECH - BAHIA TECNOLOGIA LTDA., a company headquartered in the city of Ilheus, State of Bahia, Rua E, Quadra D, Industrial District, Taxpayer under C.G.C. No 00,588,216/0001-10, herein represented by its attorney, Mr. GEORGES CAMPBELL SAINT LAURENT III, American, single. Bearer of the passport No 044215108 and taxpayer under CPF No 051,541,497-26, resident and domiciled at Rua Santa Maria No 49, Quadra 15, Lote 21, Jacaraipe - Serra - ES, hereinafter called BAHIATECH; PROEX TRADING INC., headquartered in the city of Miami, Florida, United States of America, herein represented by its attorney, Mr. ABBOS ABRARPOUR, Brazilian, married, hereinafter called PROEX, have decided, under mutual agreement, to agree as follows:

OBJECT:

I - The purchase of the goods identified below, by BAHIATECH, from PROEX;

(a) 14 and 20 inches Color TV parts and assemblies, models CB14 and CB20, from sundry manufactures;

(b) 2- and 4-head videocassette parts and assemblies, models CB201 AND CB401, manufactured by FUNAI.

II - The assembly, by BAHIATECH, of the goods listed below with the parts and assemblies described under item "I" above:

(a) 14- and 20-inch color TV sets, models CB14 and CB20

(b) 2- and 4-head videocassettes, models CB210 and CB401

III - The purchase of products assembled by BAHIATECH, as listed under item "II" above, by CASA BAHIA.

IV - The technical support services to be rendered by BAHIATECH to CASA BAHIA and its customers, in respect to the products assembled by BAHIATECH, under item "II" above.

2. PROEX's obligations comprise to send the parts and assemblies identified under the first clause of item "I", to BAHIATECH'S headquarters, at the address appearing in the preamble hereof.

PRICE

3. The total prices to be paid by BAHIATECH to PROEX for the part and assemblies to be purchased are:

14' color TV set.....................R$ 115.57 per kit
20' color TV set.....................R$ 143.78 per kit
2- or 4-head videocassette...........R$ 136.05 per kit

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3.1  Since these are imported goods, said prices in "reais" must be correspondent to the following prices in U.S. dollars, along the term this agreement is in force:

14' color TV set....................US$ 127.00 per unit
20' color TV set....................US$ 158.00 per unit
2- or 4-head videocassette..........US$ 149.50 per unit

4. The prices to be paid by CASA BAHIA to BAHIATECH, for finished products, are:

14' color TV set..................R$ 213.60 per unit
20' color TV set..................R$ 270.92 per unit
2- or 4-head videocassette........R$ 247.15 per unit.

4.1 The prices are liable to be adjusted, as long as an effective price raise is made by BAHIATECH, and eventual adjustments will conform the cost structure described below, as in force on the date this agreement is signed:


                       FOB PRICE        ASSEMBLY +
PRODUCT                US$              TAXES -US$                 TOTAL US$
-------                ---              ------------------------------------

14' color TV           US$ 127.00       US$  95.50                 US$ 222.50
20" color TV           US$ 158.00       US$ 124.21                 US$ 282.21
2/4 H video            US$ 149.50       US$ 111.95%                US$ 257.45
                                          (-4.00)

* BAHIATECH will provide a US$ 4.00 (four dollars) discount to CASA BAHIA on each videocassette, in respect to the disassembly cost of devices, by manufacturer FUNAI Said discount will be valid solely and exclusively to parts effectively disassembled and as long as FUNAI's disassembly work is necessary.


4.2 The prices set forth under the heading of this clause will have added the cost related to the products warranty, for an amount equivalent to 2% (two percent) of each product's unit price, as per item 5.

4.2.1 The collection of the warranty cost will be made by means of a service rendering fiscal note issued by BAHIATECH, once a month, to be paid by CASA BAHIA under the same terms and conditions as the products prices.


PAYMENT TERM

5. The payment of products prices received by CASA BAHIA from BAHIATECH will be made by the first to this latter within a 15 (fifteen) days term as of the products receipt, upon signature in the voucher of the fiscal note to be issued by BAHIATECH.

5.1 The payment for the amount corresponding to the warranty price will be made under the same conditions as the products prices, as per the heading of this clause.

6. The payment of parts and assemblies prices received by BAHIATECH from PROEX will be made the first to this latter within a term up to 72 (seventy-two) hours as of the payment is received from CASA BAHIA.


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TERM OF DURATION OF THIS AGREEMENT

7. This AGREEMENT will be in force for a determined period of 01 (one) year, as of September 1st, 1995 to be concluded on August 31, 1996.

7.1 This AGREEMENT is liable to be extended upon mutual agreement between the parties, upon a written notice confirming so, within a term of up to 30 (thirty) days preceding the term of duration foreseen for this instrument.


TECHNICAL SUPPORT

8. BAHIATECH will render technical support for all products it manufactures and sells to CASA BAHIA.

8.1 BAHIATECH will collect the damaged products once a week, at CASA BAHIA's warehouse indicated under clause third hereof, and will return them duly repaired within a 30 (thirty) day term after the collection, at the same place they were collected from.

9. The term of warranty for the products assembled by BAHIATECH and sold to CASA BAHIA will be 15 (fifteen) months as of the date the fiscal sale note for the products is issued, by the first to the latter.

9.1 Defective products will be collected once a week at CASA BAHIA's warehouse indicated under clause third hereof, and will be returned repaired within a term up to 30 (thirty) days after the collection, at the same site they were taken from.

GOALS TO BE FULFILLED BY BAHIATECH

10. Since it is regularly supplied with parts and assemblies to be provided by PROEX, BAHIATECH commits itself to assemble up to the following amounts products:

70,000 14' color TV sets (model CB-14)
20,000 20' color TV sets (model CB-20)
15,000 2-head videocassettes (model CB-201)
15,000 4-head videocassettes (model CB-401).

10.1 CASA BAHIA will program the assemblies to the monthly made by BAHIATECH, under the following time chart:

TV CB14' a minimum of 3,000 units - maximum of 10,000 units
TV CB20 an average of 2,000 units.
Video CB201 a minimum of 2,500 units - Maximum of 5,000 units
Video CB401 a minimum of 2,500 units - maximum of 5,000 units.

GENERAL

11. The taxes burdens (Import Tax, IPI,ICMS) DTA costs, containers release and Customs broker, will run on BAHIATECH's accounts.

12. The costs arising from parts and assemblies remittances to made by PROEX to BAHIATECH will run on the PROEX's account, including the international freight, merchant marine and the warehousing seaport and foremanship fees.


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13. The unloading ports for the parts and assemblies will be as determined by
BAHIATECH, out of the following ones: Santos, Vitoria, Ilheus or Salvador.

13.2 BAHIATECH grants to CASA BAHIA the right to send a representative to follow-u[ the Customs release of parts and assemblies.

14. BAHIATECH stands responsible for the finished product's quality and its perfect operation, and will maintain a proper inventory of parts and spare parts most liable to prevent defects, in order to meet the manufacturing defect events and the repair orders relating the technical support

FINAL COMMITMENT

15. BAHIATECH commits itself to refrain from rendering the same type of assembly service as those intended for the equipment subject hereof, to any other public or private right individual or corporation, while this Agreement is in force, other than the exceptions under this clause.

15.1 This limitation applies only to the territory comprised by CASA BAHIA stores, within Brazil.

15.2 BAHIATECH may render the same type of assembly service to another public or private right individual or corporation, provided the price charged from the third parties is 15% above the total price charged by BAHIATECH to CASA BAHIA, for the finished products set forth under item 5.

16. BAHIATECH is expressly prohibited to sell, donate, loan, assign, rent or by whatever similar act to dispose of the same finished product, or even the parts and assemblies received for assembly, to any public or private right individual or corporation, under the penalty of incurring the fine foreseen under clause 18 hereof.

PENALTIES

17. In addition to indemnifying the innocent party for the damages it suffers out of a default, the party violating whatever clause hereof will be obliged to pay the other a fine, for the amount of R$ 500,000.00 (five hundred thousand reais), irrespective of when the violation is committed, provided it is along the contractual term.


TERMINATION

18. This agreement is liable to be terminated at any time, by any of the parties, through a written notice, with a minimum antecedence of sixty (60) days as of its receipt by the other party.

18.1 In any event, the termination will occur only after the assembly of all equipment whose parts and assemblies already purchased have been assembled, even though they have not been shipped yet.

19. This agreement may be also terminated by the party damaged by the other part's default, with no prejudice to the provisions under the clause eighteenth above.

20. It is hereby agreed that the obligation of rendering the technical support, by BAHIATECH, is irrevocable.

LAYING OF VENUE

21. The Forum of the County of Sao Paulo is hereby elected for the settlement of whatever disputes or litigations arising from this agreement, with express renouncement to any other one, the most privileged it might be.


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And being thus agreed, binding the parties and their successors at any title, the parties hereto caused these presents to be signed in four (04) copies of same text and for a single effect, before the undersigned witnesses

         Sao Caetano do Sul, September 1st, 1995.

         /S/  Michael Klein
         ------------------
         CASA BAHIA COMMERCIAL LTDA.
          Michael Klein.

         /S/  Georges Campbell St. Laurent III
         -------------------------------------
         BAHIATECH-BAHIA TECHNOLOGIA LTDA.
         Georges Campbell St. Laurent III

         /S/  Abbos Abrarpour
         --------------------
         PROEX TRADING INC.
         Abbos Abrarpour.

WITNESSES:

5TH. Notary, Sao Caetano do Sul, State of Sao Paulo. Rua Daraldi No 997, Edgard Leme da Silva, Notary. I hereby certify the above signature of Michael Klein. S.C. Sul, January 11, 1996. In witness whereof

/S/ Edgard Leme da Silva
Notarial stamp and seal.


30th. Civil registry, Ibirapuera - Av. Nova Independencia 51, Phone No 533.5744
- I hereby certify the signature of Georges Campbell Saint Laurent III. Sao Paulo, February 5, 1996. In witn4ss whereof

/S/ Alcides Batista Correia,
Officer.
Norarial Stamp and Seal.

1st. Notary - Julio Guilger Sioes, 30th. Subdistrict, Ibirapuera. Av. Nova Independencia, 51, Sao Paulo, Capital Phone 533.5762. LEGALIZATION. I hereby certify this copy was checked against the original I was presented. Sao Paulo, Feb. 05, 1996.
/S/  Julio Guilger Sioes
Notarial stamp and seal.